Acquisition of Construction Services Business	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisition of Construction Services Business

Note 19 – Acquisition of Construction Services Business

As indicated in Note 1 – Summary of Significant Accounting Policies, under Consolidation, In November 2017, the Company, through its subsidiaries, led principally by Centuri, completed the acquisition of a privately held construction business, New England Utility Constructors, Inc. (“Neuco”) for approximately $99 million, less assumed debt. Additional payments are required for excess net working capital and taxes related to the mutual 338(h)(10) election under United States Treasury regulations (deemed asset sale/purchase under those tax regulations). The acquisition will extend the construction services operations in the Northeastern region of the United States and provide additional opportunities for expansion. Funding for the acquisition was primarily provided by the $450 million secured revolving credit and term loan facility, as amended, described below and in Note 8 – Long-Term Debt.

The Company is currently performing a detailed valuation analysis of the assets and liabilities of the acquired company, which was substantially completed during the fourth quarter of 2017. Certain payments were estimated as of the acquisition date and will be adjusted when finally paid in the first half of 2018. The necessary analysis will consider acquired intangibles including customer relationships and trade names. Based on preliminary results, a substantial majority of the purchase price will be allocated to goodwill and other finite-lived and indefinite-lived intangibles.

Assets acquired and liabilities assumed in the transaction were recorded, generally, at their acquisition date fair values. Transaction costs associated with the acquisition were expensed as incurred. The Company’s allocation of the purchase price was based on an evaluation of the appropriate fair values and represented management’s best estimate based on available data (including market data, data regarding customers of the acquired businesses, terms of acquisition-related agreements, analysis of historical and projected results, and other types of data). The analysis included consideration of types of intangibles that were acquired, including non-competition agreements, customer relationships, trade names, and work backlog. The final purchase accounting has not yet been completed. Further refinement is expected to occur, including changes to income taxes and intangibles. However, no material changes are expected.

The preliminary estimated fair values of assets acquired and liabilities assumed as of November 1, 2017, are as follows (in millions of dollars):

Cash and cash equivalents	$0.8
Contracts receivable	18.3
Other receivables	5.4
Property, plant and equipment	15.1
Prepaid expenses and deposits	1.7
Intangible assets	44.8
Goodwill	32.0

Total assets acquired	118.1
Current liabilities	(18.5)
Other long-term liabilities	(0.3)

Net assets acquired	$99.3

Acquired contracts receivable and other receivables are expected to be collected.

The preliminary allocation of the purchase price of Neuco was accounted for in accordance with applicable accounting guidance. Goodwill, which is generally not deductible for tax purposes, consists of the value associated with the assembled workforce and consolidation of operations. However, as the business of Neuco was acquired via asset purchase for tax purposes, the $32 million of tax-basis goodwill is expected to be deductible for tax purposes. At December 31, 2017, other intangible assets totaled $44.8 million (after approximately $0.7 million of accumulated amortization). Intangible assets (as of December 2017) consist of $1 million in non-competition agreements (net of approximately $56,000 of accumulated amortization, with a 3-year weighted-average useful life), $40 million in customer relationships (net of approximately $502,000 accumulated amortization, with useful lives ranging from 13 to 14 years), and $3.8 million in trade names (net of approximately $63,000 accumulated amortization, with a 10-year useful life). The intangible assets other than goodwill are included in Other property and investments in the Company’s Consolidated Balance Sheets. The estimated future amortization of the intangible assets acquired in the acquisition for the next five years is as follows (in thousands):

2018	$3,641
2019	3,724
2020	3,669
2021	3,391
2022	3,391

The unaudited pro forma consolidated financial information for fiscal 2017 and fiscal 2016 (assuming the acquisition of Neuco occurred as of the beginning fiscal 2016) is as follows (in thousands of dollars, except per share amounts):

	Year Ended December 31,
	2017	2016
Total operating revenues	$2,639,452	$2,556,124
Net income attributable to Southwest Gas Holdings, Inc.	$203,245	$156,108
Basic earnings per share	$4.24	$3.29
Diluted earnings per share	$4.24	$3.26

Acquisition costs of $2.6 million that were incurred during 2017, and included in construction expenses in the Consolidated Statements of Income, were excluded from the 2017 unaudited pro forma consolidated financial information shown above and included in the 2016 amounts. No material nonrecurring pro forma adjustments directly attributable to the business combination were included in the unaudited pro forma consolidated financial information.

The pro forma financial information includes assumptions and adjustments made to incorporate various items including, but not limited to, additional interest expense and depreciation and amortization expense, and tax effects, as appropriate. The pro forma financial information has been prepared for comparative purposes only, and is not intended to be indicative of what the Company’s results would have been had the acquisition occurred at the beginning of the periods presented or of the results which may occur in the future, for a number of reasons. These reasons include, but are not limited to, differences between the assumptions used to prepare the pro forma information, potential cost savings from operating efficiencies, and the impact of incremental costs incurred in integrating the businesses.

Actual results from Neuco operations, excluding deal costs incurred by Centuri, included in the Consolidated Statements of Income since the date of acquisition are as follows (in thousands of dollars):

Year ended December 31, 2017
Construction revenues	$17,182
Net income attributable to Neuco	2,772

To facilitate the acquisition, in November 2017, Centuri amended and restated its senior secured credit and term loan facility, increasing the borrowing capacity from $300 million to $450 million. The amended and restated facility expires in November 2022. See Note 8 – Long-Term Debt for information regarding the amended and restated credit and term loan facility.